UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019 (August 28, 2019)

MENTOR CAPITAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55323	77-0395098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
511 Fourteenth Street, Suite A-2, A-4, A-6, Ramona, CA	92065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 788-4700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	MNTR	OTCQX

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 28, 2019, Mentor Capital, Inc. (the “Company”) held its annual meeting of stockholders at its headquarters located at 511 Fourteenth Street, Suites A-2, A-4, A-6, Ramona, CA 92065 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 15, 2019 (“Proxy Statement”). As of June 28, 2019 (the “Record Date”), there were 23,139,848 shares of common stock and common stock equivalents outstanding and entitled to vote at the Annual Meeting. At the beginning of the Annual Meeting there were 20,281,946 shares of common stock and common stock equivalents present at the Annual Meeting in person or by proxy, which represented 87.65% of the combined voting power of the shares of common stock and common stock equivalents entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of each share of stock were entitled to one vote for each share held as of the close of business on the Record Date. No changes were made to the shareholder voting results during or following the Annual Meeting.

The Company’s shareholders voted on the following proposals:

1.To elect five directors, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal;

2.To ratify the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019;

3.A non-binding advisory vote on the compensation payable for the Company’s named executive officers as disclosed in the Proxy Statement; and

4.A non-binding advisory vote on whether a non-binding advisory vote on the compensation payable to the Company’s named executive officers should be held every one, two, or three years.

1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Chet Billingsley	6,552,753	236,067	13,493,126
Lori Stansfield	6,555,190	233,630	13,493,126
Robert B. Meyer	6,564,105	224,715	13,493,126
Stan Shaul	6,559,074	229,746	13,493,126
David G. Carlile	6,561,712	227,108	13,493,126

Each of the five nominees for director was elected to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
19,761,291	350,305	170,350

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

3. Non-Binding Advisory Vote on the Compensation Payable to the Company’s Named Executive Officers

For	Against	Abstentions	Broker Non-Votes
6,095,868	517,874	175,078	13,493,126

The shareholders approved, on a non-binding advisory basis, the compensation payable to the Company’s named executive officers as disclosed in the Proxy Statement.

4. Non-Binding Advisory Vote on the Frequency of an Advisory Vote on the Compensation Payable to the Company’s Named Executives

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
383,967	280,111	5,860,279	264,463	13,493,126

The shareholders approved, on a non-binding advisory basis, holding a non-binding advisory vote on the compensation payable to the Company’s named executive officers every three years. Based on these results and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will conduct future stockholder advisory votes on the compensation payable to its named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on the compensation payable to the Company’s named executive officers, expected to be held at the Company’s 2022 annual meeting of shareholders.

Item 7.01 Regulation FD Disclosure

Also at the Annual Meeting, the Company disclosed the following information:

This presentation is neither an offer to sell, nor solicitation of offers to purchase, securities. This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements concerning financial projections, financing activities, product development activities and sales and licensing activities. Such forward-looking statements are not guarantees of future results or performance, are sometimes identified by words of condition such as “should,” “could,” “expects,” “may,” or “intends,” and are subject to a number of risks and uncertainties, known and unknown, that could cause actual results to differ materially from those intended or anticipated. Such risks include, without limitation: potential delays in planned partnership or acquisitions by the Company, problems securing the necessary financing to continue operations should revenues not be sufficient to offset expenses, difficulties experienced in developing revenue generating partnerships in the cannabis industry, and expenses incurred during ongoing litigation. Further information concerning these and other risks is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. The Company undertakes no obligation to update or revise such forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

•The Company anticipates a summary hearing in mid-September, 2019, in the ongoing legal action pending in the Supreme Court of British Columbia in which the Company has an interest in any legal recovery or item of value received by Mentor investee Electrum Partners, LLC from defendant Aurora Cannabis, Inc. as a result of such legal action. If the legal action is not resolved through the summary hearing procedure, the Company anticipates that the legal action will proceed to trial in or about March 2020.

•The Company is vigorously pursuing all avenues of action against G Farma (as defined in the Company’s Forms 10-K and 10-Q) including pursuing legal action filed in Marin County Superior Court. The Company maintains that G Farma has breached several agreements entered into with the Company and its subsidiary, Mentor Partner I, LLC, including a lease agreement under which G Farma has refused to either make lease payments or return leased equipment. The Company has perfected a security interest in such leased equipment and other collateral pledged by G Farma through filing of several UCC financing statements.

•Waste Consolidators, Inc., a company in which the Company owns a 51% interest, continues to grow and expand into new markets.

The information included in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mentor Capital, Inc.
Date: September 3, 2019
By:	/s/ Chet Billingsley
Chet Billingsley
Chairman and Chief Executive Officer